                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                     February 15, 2001                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:            January 1, 2001              Previous Distribution Date:  January 16, 2001
Collection Period End Date:             January 31, 2001     Previous Collection Period End Date:  December 31, 2000

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              01/16/01       2/15/01     1/16/01       2/15/01         1/16/01         2/15/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $133,924,101  $102,566,953    58.23%       44.59%                  -               -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                          February 15, 2001                               Closing Date:   October 19, 2000
Collection Period Begin Date:                 January 1, 2001                 Previous Distribution Date:   January 16, 2001
Collection Period End Date:                  January 31, 2001        Previous Collection Period End Date:  December 31, 2000

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      12/31/00          1/31/01   12/31/00             1/31/01
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639     $858,795,798  $828,104,097     90.36%              87.13%
ii.   Number of Contracts                               73,293           70,024        68,766     95.54%              93.82%
iii.  Weighted Average Coupon (WAC)                       9.44%            9.44%         9.44%
iv.   Weighted Average Original Term                     61.40            61.55         61.60
v.    Weighted Average Remaining Term                    49.40            47.09         46.35
vi.   Weighted Average Seasoning                         12.00            14.46         15.25
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                          12/31/00   1/31/01   12/31/00     1/31/01    12/31/00   1/31/01    12/31/00    1/31/01
------------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                  646      718       0.92%        1.04%      $7,860,340   8,401,458    0.92%      1.01%
ii.   60-89 Days Delinquent                  134      153       0.19%        0.22%       1,702,102   1,966,328    0.20%      0.24%
iii.  90-119 Days Delinquent                  53       54       0.08%        0.08%         736,222     590,887    0.09%      0.07%
iv.   120+ Days Delinquent                     -        -       0.00%        0.00%               -           -    0.00%      0.00%
v.    Repo In Inventory (Charged-off)          6       32       0.01%        0.05%          38,281     401,657    0.00%      0.05%
vi.   Repo In Inventory (Not Charged-Off)     18       33       0.03%        0.05%         264,466     504,216    0.03%      0.06%
vii.  Gross Charge-Offs in Period              7       58       0.01%        0.08%          48,120     752,210    0.01%      0.09%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         12/31/00    1/31/01   12/31/00      1/31/01
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period        $  48,120     $752,210    0.005%    0.079%
ii.   Cumulative Gross Charge-Offs         123,597      875,806    0.013%    0.092%
iii.  Net Losses In Period                  46,780      751,592    0.005%    0.079%
iv.   Cumulative Net Losses                120,538      872,129    0.013%    0.092%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 6,786,482.17
ii.   Borrower Principal Collections                      29,795,210.91
iii.  Net Liquidation Proceeds                               131,981.74
iv.   Recoveries                                                 618.00
v.    Repurchase Amounts (Interest)                              101.85
vi.   Repurchase Amounts (Principal)                          12,299.12
vii.  Total Interest Collections                           6,786,584.02
viii. Total Principal Collections                         29,940,109.77
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $858,795,798.36
ii.  Pool Balance Reductions from Principal Collections   29,939,491.77
iii. Gross Charge-Offs In Period                             752,209.88
iv.  Ending Pool Balance                                 828,104,096.71
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                      February 15, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:            January 1, 2001                Previous Distribution Date:     January 16, 2001
Collection Period End Date:             January 31, 2001        Previous Collection Period End Date    December 31, 2000

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $36,726,693.79
ii   Reinvestment Income from Reserve Account                        30,216.84
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             36,756,910.63
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   715,663.17
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         715,663.17   $  715,663.17  $36,756,910.63  $7,128,117.29    $0.00   $  715,663.17

ii.   Class A Notes Interest Distribution                       4,427,478.72   36,041,247.46   7,128,117.29     0.00    4,427,478.72

        Class A Notes Balance                 792,564,101.00
        Pool Balance                          828,104,096.71
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  31,613,768.75   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00  31,613,768.75   7,128,117.29      0.00      168,209.00

        Class A and B Notes Balance           821,074,101.00
        Pool Balance                          828,104,096.71
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00  31,445,559.75   7,128,117.29      0.00           0.00

vi.   Class C Notes Interest Distribution                          88,412.00  31,445,559.75   7,128,117.29      0.00      88,412.00
vii.  Reserve Fund Deposit                                              0.00  31,357,147.75                                    0.00

        Outstanding Money Market Securities   133,924,101.00
        Total Notes Balance                   835,334,101.00
        Specified Credit Enhancement Amount    26,913,383.14
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               19,785,265.85
        Target Securities Balance             808,318,830.86
                                              ==============
viii. Regular Principal Distribution          133,924,101.00  133,924,101.00  31,357,147.75                           31,357,147.75

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                     February 15, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:          January 1, 2001                  Previous Distribution Date:     January 16, 2001
Collection Period End Date:            January 31, 2001         Previous Collection Period End Date    December 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,427,478.72         -            -  $4,427,478.72  $4,427,478.72          -
      Class A-1 Notes             6.745%       30      752,765.05         -            -     752,765.05     752,765.05
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            31,357,147.75
                                               ==============
      Total Principal Distribution              31,357,147.75

      Class A-1 Notes Principal Distribution    31,357,147.75
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------